Phunware Announces Third Quarter 2019 Financial Results
Strong revenue and gross margin growth fuel progress towards cash neutrality

AUSTIN, TX, November 14, 2019 (ORIGINAL: BUSINESS WIRE) – Phunware, Inc. (NASDAQ: PHUN) (the “Company”), a fully-integrated enterprise cloud platform for mobile that provides products, solutions, data and services for brands worldwide, today announced financial results for its third quarter ended September 30, 2019, and provided an update on recent business developments.

“We continued to execute our organic growth strategies this quarter with key customer wins across our healthcare, real estate and travel verticals,” said Alan S. Knitowski, President, CEO and Co-Founder of Phunware. "We also look forward to further expanding our diverse customer base while controlling our spending, accelerating our growth and achieving self-sufficiency from operations.”

Third Quarter 2019 Financial Highlights

–Net revenues increased 8% year-over-year to $5.6 million
–Platform subscriptions and services revenue increased 19% year-over-year to $5.2 million
–Gross margin was 57.1%, representing 9.0 percentage points higher than the prior year
–Net loss was ($2.4) million, an improvement of $1.1 million year-over-year
–Net loss per share improved $0.08 per share to ($0.06) compared to ($0.14), a 57% improvement year-over-year
–Non-GAAP adjusted EBITDA loss improved $1.7 million to ($1.5) million, an improvement of 53% year-over-year
–Net cash used in operating activities for the quarter was ($33) thousand, which represented a 98% lower quarter-over-quarter improvement

“We are pleased to see that our operational cash burn is decreasing in line with our expectations,” said Matt Aune, CFO of Phunware. “Our efforts to improve margins while lowering operational expenses continue to push us closer to zero operational cash burn by the end of the fiscal year.”

Recent Business Highlights and Announcements

•Notable customer and partner wins:
•Partnered with Midway and MKT Consulting to Unveil Premium Mobile Experience for Buffalo Heights
•Partnered with Macerich to Deliver Special Access at Scottsdale Fashion Square
•Launched End-to-End Location Solution for Top U.S. Nonprofit Academic Medical Center
•Product updates:
•Released New Blockchain-Enabled Data Exchange Capabilities
•Launched Location Experience Kit
•Integrated Blockchain-Enabled Data Exchange with Programmatic Advertising Platforms
•Awards and recognition:
•Accepted 2019 Patient Experience Solutions Company of the Year at the Frost & Sullivan Growth Innovation and Leadership Awards Gala
•Announced Analyst Coverage Initiated by WallStreet ResearchTM and Wall Street Reporter
•CEO Named Top Finalist for Austin Business Journal’s Best CEO Award
•Conferences and events:
•Alan S. Knitowski, CEO and Matt Lindenberger, EVP of Products, presented at GDS’ North America Omnichannel Insight Summit
•Randall Crowder, COO, presented at Fall Investor Summit
•Alan S. Knitowski, CEO, presented at GDS’ North America Digital Innovation Summit

Audiocast and Presentation Information
A pre-recorded audiocast announcement will be made available today at 1:30pm Pacific / 3:30pm Central / 4:30pm Eastern discussing the Company’s financial results, product announcements and business highlights. The audiocast and investor presentation will be accessible on the Phunware Investor Relations website at investors.phunware.com.

Safe Harbor Clause and Forward-Looking Statements

This press release includes forward-looking statements. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations and financial position, business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “expose,” “intend,” “may,” “might,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in our filings with the Securities and Exchange Commission (SEC), including our reports on Forms 10-K, 10-Q, 8-K and other filings that we make with the SEC from time to time. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. These risks and others described under “Risk Factors” in our SEC filings may not be exhaustive.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if our results or operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods.

Disclosure Information
Phunware uses and intends to continue to use its Investor Relations website as a means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s Investor Relations website, in addition to following the Company’s press releases, SEC filings, public conference calls, presentations and webcasts.

About Phunware, Inc.
Everything You Need to Succeed on Mobile — Transforming Digital Human Experience

Phunware, Inc. (NASDAQ: PHUN), is the pioneer of Multiscreen-as-a-Service (MaaS), an award-winning, fully integrated enterprise cloud platform for mobile that provides companies the products, solutions, data and services necessary to engage, manage and monetize their mobile application portfolios and audiences globally at scale. Phunware’s Software Development Kits (SDKs) include location-based services, mobile engagement, content management, messaging, advertising, loyalty (PhunCoin & Phun) and analytics, as well as a mobile application framework of pre-integrated iOS and Android software modules for building in-house or channel-based mobile application and vertical solutions. Phunware helps the world’s most respected brands create category-defining mobile experiences, with more than one billion active devices touching its platform each month. For more information about how Phunware is transforming the way consumers and brands interact with mobile in the virtual and physical worlds, visit www.phunware.com, www.phuncoin.com, www.phuntoken.com, and follow @phunware, @phuncoin and @phuntoken on all social media platforms.

Financial Results

Phunware, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except per share information)

	September 30, 2019	December 31, 2018
	(Unaudited)
Assets
Current assets:
Cash	$68	$844
Accounts receivable, net	3,241	3,606
Prepaid expenses and other current assets	637	272
Total current assets	3,946	4,722

Property and equipment, net	38	66
Goodwill	25,786	25,821
Intangible assets, net	315	521
Deferred tax asset – long term	64	64
Restricted cash	—	5,500
Other assets	276	187
Total assets	$30,425	$36,881

Liabilities, redeemable convertible preferred stock, and stockholders’ equity
Current liabilities:
Accounts payable	$9,563	$9,890
Accrued expenses	3,978	3,028
Deferred revenue	3,168	2,629
PhunCoin deposits	1,202	—
Factored receivables payable	1,546	2,434
Short term notes payable - related party	—	1,993
Total current liabilities	19,457	19,974

Convertible note payable	250	—
Deferred tax liability	64	64
Deferred revenue	4,167	5,622
Deferred rent	6	17
Total liabilities	23,944	25,677

Commitments and contingencies	—	—
Redeemable convertible preferred stock, $0.0001 par value	—	5,377

Stockholders’ equity
Common stock, $0.0001 par value	4	3
Additional paid in capital	126,651	118,062
Accumulated other comprehensive loss	(454)	(418)
Accumulated deficit	(119,720)	(111,820)
Total stockholders’ equity	6,481	5,827
Total liabilities, redeemable convertible preferred stock, and stockholders’ equity	$30,425	$36,881

Phunware, Inc.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)
(In thousands, except per share information)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Net revenues	$5,637	$5,215	$16,462	$24,380
Cost of revenues	2,418	2,707	7,757	8,643
Gross profit	3,219	2,508	8,705	15,737

Operating expenses:
Sales and marketing	705	1,241	2,094	4,573
General and administrative	3,754	2,937	11,699	10,744
Research and development	1,052	1,671	3,438	5,689
Total operating expenses	5,511	5,849	17,231	21,006
Operating loss	(2,292)	(3,341)	(8,526)	(5,269)

Other income (expense):
Interest expense	(145)	(148)	(484)	(533)
Fair value adjustment for warrant liabilities	—	—	—	(54)
Impairment of digital currencies	—	—	—	(334)
Other income (expense)	11	(31)	28	(22)
Total other expense	(134)	(179)	(456)	(943)
Loss before taxes	(2,426)	(3,520)	(8,982)	(6,212)
Income tax expense	—	—	(5)	—
Net loss	(2,426)	(3,520)	(8,987)	(6,212)
Other comprehensive loss
Cumulative translation adjustment	(33)	(16)	(36)	(43)
Comprehensive loss	$(2,459)	$(3,536)	$(9,023)	$(6,255)

Net loss per share, basic and diluted	$(0.06)	$(0.14)	$(0.25)	$(0.24)

Weighted-average shares used to compute net loss per share, basic and diluted	39,027	25,885	36,034	25,411

Phunware, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2019	2018
Operating activities
Net loss	$(8,987)	$(6,212)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	46	48
Loss on sale of digital currencies	4	21
Bad debt expense	79	135
Amortization of acquired intangibles	205	293
Change in fair value of warrants	—	54
Impairment of digital currencies	—	334
Stock-based compensation	1,111	285
Changes in operating assets and liabilities:
Accounts receivable	291	1,914
Prepaid expenses and other assets	(86)	166
Accounts payable	(327)	3,391
Accrued expenses	973	(6,322)
Warrant liability	—	450
Deferred revenue	792	(57)
Net cash used in operating activities	(5,899)	(5,500)
Investing activities
Proceeds received from sale of digital currencies	88	913
Payments for note receivable	—	(462)
Capital expenditures	(18)	—
Net cash provided by investing activities	70	451
Financing activities
Proceeds from convertible note	250	—
Proceeds from PhunCoin deposits	212	—
Net (repayments) proceeds from factoring agreement	(888)	255
Proceeds from common stock subscriptions, net of issuance costs	—	5,448
Proceeds from warrant exercises	6,092	—
Proceeds from exercise of options to purchase common stock	165	139
Series A convertible preferred stock redemptions and dividend payments	(6,240)	—
Deferred financing costs	—	(939)
Net cash (used in) provided by financing activities	(409)	4,903
Effect of exchange rate on cash and restricted cash	(38)	(40)
Net decrease in cash and restricted cash	(6,276)	(186)
Cash and restricted cash at the beginning of the period	6,344	308
Cash and restricted cash at the end of the period	$68	$122
Supplemental disclosure of cash flow information
Interest paid	$510	$534
Common stock issuances from subscription payable, net of fair value convertible stock warrants issued	$—	$9,604

Non-GAAP Financial Measures and Reconciliation

Adjusted Net Revenues and Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”). It is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net revenues or net income (loss), as applicable, or any other performance measures derived in accordance with GAAP and may not be comparable to other similarly titled measures of other businesses. Adjusted Net Revenues and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations include: (i) Non-cash compensation is and will remain a key element of our overall long-term incentive compensation package, although we exclude it as an expense when evaluating its ongoing operating performance for a particular period, (ii) Adjusted Net Revenues and Adjusted EBITDA do not reflect the impact of certain cash charges resulting from matters we consider not to be indicative of ongoing operations, and (iii) other companies in our industry may calculate Adjusted Net Revenues or Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures.

We compensate for these limitations to Adjusted Net Revenues and Adjusted EBITDA by relying primarily on its GAAP results and using Adjusted Net Revenues and Adjusted EBITDA only for supplemental purposes. Adjusted Net Revenues and Adjusted EBITDA include adjustments for items that may not occur in future periods. However, we believe these adjustments are appropriate because the amounts recognized can vary significantly from period to period, do not directly relate to the ongoing operations of our business and complicate comparisons of our internal operating results and operating results of other peer companies over time. Each of the normal recurring adjustments and other adjustments described in this paragraph help management with a measure of our operating performance over time by removing items that are not related to day-to-day operations or are non-cash expenses.

Phunware, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
	(in thousands)		(in thousands)
Net revenues	$5,637	$5,215	$16,462	$24,380
Less: One-time revenue adjustments	—	—	—	(8,428)
Adjusted net revenues	$5,637	$5,215	$16,462	$15,952

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
	(in thousands)		(in thousands)
Net loss	$(2,426)	$(3,520)	$(8,987)	$(6,212)
Add back: Depreciation and amortization	76	98	251	340
Add back: Interest expense	145	148	484	533
Add back: Income tax expense	—	—	5	—
EBITDA	(2,205)	(3,274)	(8,247)	(5,339)
Less: One-time revenue adjustments	—	—	—	(8,428)
Add Back: Stock-based compensation	684	74	1,111	285
Adjusted EBITDA	$(1,521)	$(3,200)	$(7,136)	$(13,482)

Phunware, Inc.
Supplemental Information
(In thousands)
(Unaudited)

For the three months ended	Jun. 30, 2018	Sep. 30, 2018	Dec. 31, 2018	Mar. 31, 2019	Jun. 30, 2019	Sep. 30, 2019
Platform subscription and services revenue	$6,448	$4,349	$4,608	$4,821	$5,092	$5,152
Less: One-time revenue adjustments	(2,106)	—	—	—	—	—
Adjusted platform subscription and services revenue	$4,342	$4,349	$4,608	$4,821	$5,092	$5,152

PR & Media Inquiries:
Brent Brightwell
bbrightwell@phunware.com
T: (512) 630-6669

Investor Relations:
Brendhan Botkin
bbotkin@phunware.com
T: (512) 394-6837